SUMMARY PROSPECTUS	March 30, 2021

LYRICAL U.S. VALUE EQUITY FUND

INVESTOR CLASS (LYRBX)	Managed by
INSTITUTIONAL CLASS (LYRIX)	Lyrical Asset Management LP

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI and other information about the Fund online at www.lyricalvaluefunds.com. You can also get this information at no cost by calling 1-888-884-8099 or by sending an email request to Fullfillment@ultimusfundsolutions.com. The current Prospectus and SAI, dated March 30, 2021, are incorporated by reference into this Summary Prospectus.

As of January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting the Funds at 1-888-884-8099 or, if you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by contacting the Funds at 1-888-884-8099. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or at your financial intermediary.

INVESTMENT OBJECTIVE

The Lyrical U.S. Value Equity Fund (the “U.S. Fund”) seeks to achieve long term capital growth.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the U.S. Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees

(fees paid directly from your investment)

	Investor	Institutional
	Class	Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Contingent Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends.	None	None
Exchange Fee	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Investor	Institutional
	Class	Class
Management Fees(1)	0.85%	0.85%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.92%	0.40%
Total Annual Fund Operating Expenses	2.02%	1.25%
Less Management Fee Reductions and/or Expense Reimbursements	(0.78%)	(0.26%)
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements(2)	1.24%	0.99%

(1)	The information in this table has been restated to reflect a contractual reduction in the Management Fees from 1.25% to 0.85% of the U.S. Fund’s average daily net assets, effective April 1, 2020.

(2)	Lyrical Asset Management LP (the “Adviser”) has contractually agreed, until April 1, 2022, to reduce Management Fees and reimburse Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses of each class of shares of the U.S. Fund (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, acquired fund fees and expenses, and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the U.S. Fund’s business) to an amount not exceeding 0.99% of the average daily net assets of the Institutional Class shares, and 1.24% of the average daily net assets of the Investor Class shares. Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by the U.S. Fund for a period of 3 years after the date that such fees and expenses were waived or reimbursed, provided that the repayments do not cause Total Annual Fund Operating Expenses to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. Prior to April 1, 2022, this agreement may not be modified or terminated without the approval of the U.S. Fund’s Board of Trustees (the “Board”). This agreement will terminate automatically if the U.S. Fund’s investment advisory agreement with the Adviser is terminated. Prior to April 1, 2020, the Adviser had entered into a contractual agreement with the U.S. Fund with expense limitations of 1.45% for Institutional Class shares and 1.70% for Investor Class shares. Information in the table has been restated to reflect the current expense limitations of 0.99% for Institutional Class shares and 1.24% for Investor Class shares.

Example

This Example is intended to help you compare the cost of investing in the U.S. Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the U.S. Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the operating expenses of the U.S. Fund remain the same and the contractual agreement to limit expenses remains in effect only until April 1, 2022. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Investor	$ 126	$ 558	$ 1,016	$ 2,286
Institutional	$ 101	$ 371	$ 661	$ 1,488

Portfolio Turnover

The U.S. Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when U.S. Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the U.S. Fund’s performance. During the most recent fiscal year, the U.S. Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The U.S Fund seeks to achieve its investment objective by investing principally in a diversified portfolio of common stock of mid-capitalization and large-capitalization companies with low valuations relative to their long-term normalized earnings (i.e. projected earnings adjusted to smooth out cyclical effects in the economy).

Under normal circumstances, the U.S. Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in common stocks traded on a United States (“U.S.”) securities exchange. Lyrical Asset Management LP (the “Adviser”) defines mid-capitalization companies as companies with a total market capitalization of between $2 and $10 billion at the time of purchase and large-capitalization companies as companies with a total market capitalization of greater than $10 billion at the time of purchase.

The Adviser generates an initial pool of potential undervalued investment candidates from among the top 1,000 companies traded in the U.S. (ranked by capitalization) by using a proprietary screening process that looks at historical earnings and estimated future earnings to estimate a fair price for the stock of a company. Each investment candidate then goes through an extensive fundamental research process that has two objectives. First, the Adviser seeks to develop an in-depth understanding of the company’s business, including, without limitation, drivers of growth and profitability, position relative to competitors and competitive advantages, position and leverage with customers and suppliers, historical and potential business threats and opportunities, and management style, objectives and incentives. This process may include, without limitation, financial statements analysis, study of competitors, customers and suppliers, discussions with company management, review of past earnings calls and investor presentations, and some use of research from brokerage firms and independent research firms. Second, the Adviser seeks to understand why the stock of the investment candidate may be undervalued, to determine if the factors depressing the value of the stock are temporary or permanent. The Adviser seeks to make that determination by applying an in-depth understanding of the business and, as necessary, performing additional analysis specific to each company.

At the conclusion of the research/due diligence process, the Adviser seeks to include in the U.S. Fund’s portfolio businesses believed to be sufficiently undervalued and of sufficient quality and durability to compensate for the investment risks.

The Adviser sets a target price for each stock in the portfolio that is updated periodically, and when a stock reaches or exceeds its target price, the Adviser’s strategy typically requires that the stock be sold. A stock position may also be sold when the Adviser believes other investment opportunities are more attractive or that the stock is unlikely to benefit from current business, market or economic conditions.

PRINCIPAL RISKS

As with any mutual fund investment, there is a risk that you could lose money by investing in the U.S. Fund. The success of the U.S. Fund’s investment strategy depends largely upon the Adviser’s skill in selecting securities for purchase and sale by the U.S. Fund and there is no assurance that the U.S. Fund will achieve its investment objective. Because of the types of securities in which the U.S. Fund invests and the investment techniques the Adviser uses, the U.S. Fund is designed for investors who are investing for the long term. The U.S. Fund may not be appropriate for use as a complete investment program. The principal risks of an investment in the U.S. Fund are generally described below.

Large Capitalization Company Risk. Large-capitalization companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Management Style Risk. The Adviser’s method of security selection may not be successful and the U.S. Fund may underperform relative to its benchmark index or to other mutual funds that employ similar investment strategies. In addition, the Adviser may select investments that fail to perform as anticipated.

Market Risk. The return on and value of an investment in the U.S. Fund will fluctuate in response to stock market movements. Stocks are subject to market risks, such as a rapid increase or decrease in a stock’s value or liquidity, fluctuations in price due to earnings, economic conditions and other factors beyond the control of the Adviser. During periods of market volatility, security prices (including securities held by the U.S. Fund) could fall drastically and rapidly and therefore adversely affect the U.S. Fund.

Mid Capitalization Company Risk. Investments in mid-capitalization companies often involve higher risks than large-capitalization companies because these companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Therefore, the securities of mid-capitalization companies may be more susceptible to market downturns and other events, and their prices may be subject to greater price fluctuations.

Value Stock Risk. Investments in value stocks present the risk that a stock may decline in value or never reach the value the Adviser believes is its full market value, either because the market fails to recognize what the Adviser considers to be the company’s true business value or because the Adviser’s assessment of the company’s prospects was not correct. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor.

PERFORMANCE SUMMARY

The bar chart and table that follow provide some indication of the risks of investing in the U.S. Fund by showing changes in the U.S. Fund’s performance from year to year and by showing how the U.S. Fund’s average annual total returns for one year, five years, and since inception compare with those of a broad-based securities market index. How the U.S. Fund has performed in the past (before and after taxes) is not necessarily an indication of how the U.S. Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-888-884-8099 or by visiting the U.S. Fund’s website at www.lyricalvaluefunds.com.

Institutional Class Shares –
Annual Total Return Years Ended December 31*

* The U.S. Fund’s year-to-date return
through December 31, 2020 is 8.63%.

Quarterly Returns During This Time Period

Highest:	28.09% (quarter ended June 30, 2020)
Lowest:	(38.86%) (quarter ended March 31, 2020)

Average Annual Total Returns

(for periods ended December 31, 2020)

			Since
			Inception
	One	Five	(February 4,
	Year	Years	2013)
Institutional Class
Return Before Taxes	8.63%	8.41%	11.37%
Return After Taxes on Distributions	8.29%	7.26%	10.40%
Return After Taxes on Distributions and Sale of Fund Shares	5.11%	6.49%	9.14%
Investor Class Return Before Taxes	8.41%	8.06%	6.60%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.22%	14.67%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown above. After-tax returns shown are not relevant to investors who hold their shares through tax deferred arrangements, such as a 401(k) plan or an individual retirement account (“IRA”). The after-tax returns are shown for only one class of U.S. Fund shares and the after-tax returns for the other class of U.S. Fund shares will vary.

MANAGEMENT OF THE FUND

Lyrical Asset Management LP is the U.S. Fund’s investment adviser.

	Investment Experience	Primary Title
Portfolio Managers	with the U.S. Fund	with Adviser
Andrew Wellington	Managing the U.S. Fund since its inception in 2013	Managing Partner, Chief Investment Officer

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment

For Investor Class shares, the minimum initial investment amount for regular accounts is $2,500.

For Institutional Class shares, the minimum initial investment amount for regular accounts is $100,000.

Minimum Additional Investment

Once an account is open, additional purchases of U.S. Fund shares may be made at any time in any amount.

General Information

You may purchase or redeem (sell) shares of the U.S. Fund on each day that the New York Stock Exchange (“NYSE”) is open for business. Transactions may be initiated by written request, by telephone or through your financial intermediary. Written requests to the U.S. Fund should be sent to the Lyrical U.S. Value Equity Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246 -0707. For more information about purchasing and redeeming shares, please see “How to Buy Shares” and “How to Redeem Shares” in this Prospectus or call 1-888-884-8099 for assistance.

TAX INFORMATION

The U.S. Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the U.S. Fund through a broker-dealer or any other financial intermediary (such as a bank), the U.S. Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the U.S. Fund over another investment. These payments are sometimes referred to as “revenue sharing.” Ask your salesperson or visit your financial intermediary’s website for more information.

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